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                                 EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Form 8-K/A-1 of AMRE, Inc. of our report dated March 4, 1996 (relating to the financial statements of Congressional Construction Corporation not presented separately herein) appearing in Registration Statement No. 333-02627 on Form S-4 filed by AMRE, Inc. on April 18, 1996.



/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Washington, D.C.

August 9, 1996




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